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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 27, 2005

                           GATX FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                       1-8319                94-1661392
(State or other jurisdiction of       (Commission File)        (IRS Employer
         incorporation)                    Number)           Identification No.)

               500 West Monroe Street
                 Chicago, Illinois                              60661-3676
    (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (312) 621-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  GATX Financial Corporation (the "Company") has issued a press release announcing that on June 27, 2005, it entered into an Amended and Restated Five Year Credit Agreement providing for a new $525,000,000 Credit Facility with Citicorp USA, Inc as Administrative Agent, Citigroup Global Markets Inc. as Lead Arranger and Book Manager, J.P. Morgan Chase Bank, N.A. and Bank of America, N.A. as Co-Syndication Agents, and Calyon New York Branch and LaSalle Bank, National Association, as Co-Documentation Agents, and the lenders named in the agreement. This new 5-year senior unsecured revolving facility amends and restates a 3-year senior unsecured revolving credit facility previously in place at the Company and will be used for general corporate purposes. The new credit facility provides for a $525,000,000 unsecured revolving line of credit, which may be used to borrow revolving loans, to issue letters of credit up to the aggregate amount of $50,000,000, or to borrow swing line advances in an aggregate amount not to exceed $30,000,000. The Company may, not more than once in any calendar year during the term of the agreement, request that the amount of the revolving credit commitment be increased up to a maximum of $600,000,000. Depending upon the type of loan, the Company shall pay interest on its borrowings calculated by reference to Citibank's base rate plus an applicable margin in the event of a base rate advance, LIBOR plus an applicable margin in the event of a Eurodollar rate advance and the Federal Funds rate, plus .50% plus an applicable margin in the event of a swing line advance. The new credit facility contains certain covenants, including net worth and fixed charge coverages and a negative pledge covenant regarding encumbrance of assets. The facility also contains events of default that include, among other things, non-payment of principal, interest or fees, inaccuracy of representations and warranties, violation of covenants, bankruptcy and insolvency events, material judgments and change of control. All advances under the facility must be repaid on June 27, 2010 or upon termination of the agreement if earlier. Copies of the press release and the credit agreement are attached hereto as Exhibits 99.1 and 99.2 respectively.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.



                  The information set forth under Item 1.01, "Entry into a Material Definitive Agreement," is incorporated herein by reference.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

               Not applicable



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         (c)  Exhibits

              See Exhibit Index included herewith.







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                   GATX FINANCIAL
                                                     CORPORATION
                                        ---------------------------------------
                                                    (Registrant)

                                                 /s/ Robert C. Lyons
                                        ---------------------------------------
                                                   Robert C. Lyons
                                           Vice-President, Chief Financial
                                                       Officer
                                              (Duly Authorized Officer)


Date:  June 29, 2005






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                                  EXHIBIT INDEX



EXHIBIT NO.                          DESCRIPTION
-----------                          -----------

99.1            Press Release of GATX Financial Corporation dated June 27, 2005.

99.2 $525,000,000 Amended and Restated Five-Year Credit Agreement dated June 27, 2005.